UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 31, 2006, SOURCECORP, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and shall be deemed furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

This Current Report contains certain forward-looking statements such as the Company’s intentions, hopes, beliefs, expectations, strategies, predictions or any other variation thereof or comparable phraseology of the Company’s future activities or other future events or conditions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including, without limitation, the risks and uncertainties relating to: the satisfaction or waiver of the conditions to the completion of the potential merger, including stockholder approval, the absence of a material adverse change and Apollo’s receipt of its debt financing; the actual final costs, outcome and impact of our internal investigation and ongoing SEC investigation; the outcome of our currently pending putative securities class action matters; the integration of our operating companies; the timing, magnitude and impact of technological advances; the occurrences of a diminution in our existing customers’ needs for our services; a change in the amount companies outsource business processes; impact to margins resulting from a change in revenue mix as well as the risks and uncertainties detailed in SOURCECORP’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K. SOURCECORP disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.
Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated: March 31, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 31, 2006